UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2015

MGM RESORTS INTERNATIONAL

(Exact name of registrant as specified in its charter)

DELAWARE	001-10362	88-0215232
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip code)

(702) 693-7120

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of March 19, 2015, MGM Resorts International (the “Company”) amended Article I, Sections 5 and 8 of the Company’s Amended and Restated Bylaws (the “Bylaw Amendment”) to adopt a majority voting standard for the election of directors in uncontested elections. The new majority voting standard provides that to be elected in an uncontested election, a director nominee must receive a majority of the votes cast in the election such that the number of shares properly cast “for” the nominee exceeds the number of votes properly cast “against” that nominee. In contested elections where the number of nominees exceeds the number of directors to be elected, the voting standard will continue to be a plurality of votes cast.

In connection with the Bylaw Amendment, the Company also amended Section II of its Corporate Governance Guidelines to require an incumbent director who fails to receive the required number of votes in an uncontested election to tender his or her resignation to the Board. The Corporate Governance Guidelines, as amended, provide that the Nominating/Corporate Governance Committee of the Board of Directors of the Company (the “Board”) will assess the appropriateness of such nominee continuing to serve as a director and will recommend to the Board the action to be taken with respect to such tendered resignation. The Corporate Governance Guidelines require that the Board publicly disclose its decision and rationale with respect to the tendered resignation within 90 days following certification of the stockholder vote.

The foregoing descriptions of the amendments to the Amended and Restated Bylaws and the Corporate Governance Guidelines do not purport to be complete and are qualified in their entirety by reference to the Amended and Restated Bylaws, as amended, that are attached hereto as Exhibit 3.1 and incorporated by reference herein, and to the Corporate Governance Guidelines, as amended, which are available on the Company’s website at www.mgmresorts.com/corporategovernance under the caption “Corporate Governance Guidelines.” Except to the extent explicitly stated herein, the information on the Company’s website is not incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of MGM Resorts International, effective March 19, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2015

MGM Resorts International

By:	/s/ Andrew Hagopian III
Name: Andrew Hagopian III Title: Senior Vice President, Assistant General Counsel & Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Amended and Restated Bylaws of MGM Resorts International, effective March 19, 2015.

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